[ * * * ]:  THE IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE AGREEMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AGREEMENT NUMBER 3866

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Relating to Boeing Models 737-8 and 737-9 Aircraft

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A-1.	Aircraft Configuration – 737-8
A-2.	Aircraft Configuration – 737-9
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

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LETTER AGREEMENTS

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BOEING PROPRIETARY

ASA-PA-3866-LA-09433	Open Matters
ASA-PA-3866-LA-09434	Seller Purchased Equipment
ASA-PA-3866-LA-09435	Spare Parts Initial Provisioning
ASA-PA-3866-LA-09436	Demonstration Flight Waiver
ASA-PA-3866-LA-09437	AGTA Matters
ASA-PA-3866-LA-09438	Promotion Support
ASA-PA-3866-LA-09439	Special Matters- 737-8 and 737-9
ASA-PA-3866-LA-09440	[ * * * ] Aircraft
ASA-PA-3866-LA-09441	Substitute Aircraft
ASA-PA-3866-LA-09442	Right to [ * * * ]
ASA-PA-3866-LA-09443	Agreement for [ * * * ]
ASA-PA-3866-LA-09444	[ * * * ]
ASA-PA-3866-LA-09445	Special Matters – [ * * * ]
ASA-PA-3866-LA-09446	Special Matters – [ * * * ]
ASA-PA-3866-LA-09447	[ * * * ] Matters

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

This Purchase Agreement No. 3866 between The Boeing Company, a Delaware corporation, (Boeing) and Alaska Airlines, Inc., a Alaska corporation, (Customer) relating to the purchase and sale of Models 737-8 and 737-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of June 15, 2005 between the parties, identified as AGTA-ASA (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively referenced as Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibits A1 and A2 in the quantities listed in Table 1 to the Purchase Agreement.
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.1Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.
4.Payment.
4.1Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
4.2The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [ * * * ], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
4.3For any Aircraft whose scheduled month of delivery is less than twenty-four (24) from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments

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BOEING PROPRIETARY

which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
4.4Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5.Additional Terms.
5.1Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
5.3Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
5.4Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a 737-8 or 737-9 aircraft whether such 737-8 or 737-9 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a 737-8 or 737-9 aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-8 or 737-9 aircraft.
5.5Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.
5.6Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.
5.8Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

AGREED AND ACCEPTED this

October 10, 2012
Date

THE BOEING COMPANY	ALASKA AIRLINES, INC.

/s/ Lanine Lange	/s/ Mark Eliasen
Signature	Signature

Lanine Lange	Mark Eliasen
Printed name	Printed name

Attorney-in-Fact	VP/Finance & Treasurer
Title	Title

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03866
Aircraft Delivery, Description, Price and Advance Payments

[ * * * ]

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

Table 1B To
Purchase Agreement No. PA-03866
Aircraft Delivery, Description, Price and Advance Payments

[ * * * ]

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Exhibit A-1 to Purchase Agreement Number 3866

BOEING MODEL 737-8 AIRCRAFT

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

Exhibit A-1

AIRCRAFT CONFIGURATION

Dated TBD

relating to

BOEING MODEL 737-8 AIRCRAFT

The initial configuration of Customer’s Model 737-8 Aircraft has been defined by Boeing 737-8 Airplane Description Document No. D019A007 Rev “B” dated as of May 18, 2012 and is more fully discussed in Letter Agreement ASA-PA-3866-LA-09433 to the Purchase Agreement, entitled “Open Matters”.
P.A. 3866    October 10, 2012

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Exhibit A-2 to Purchase Agreement Number 3866

BOEING MODEL 737-9 AIRCRAFT

P.A.3866    October 10, 2012

BOEING PROPRIETARY

Exhibit A-2

AIRCRAFT CONFIGURATION

Dated TBD

relating to

BOEING MODEL 737-9 AIRCRAFT

The initial configuration of Customer’s Model 737-9 Aircraft has been defined by Boeing 737-9 Airplane Description Document No. D019A007 Rev “B” dated as of May 18, 2012 and is more fully discussed in Letter Agreement ASA-PA-3866-LA-09433 to the Purchase Agreement, entitled “Open Matters”.
P.A.3866    October 10, 2012

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Exhibit B to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODELS 737-8 and 737-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2Certificate of Sanitary Construction.
1.2.1U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.2.2Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.3Customs Documentation.
1.3.1Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.3.2General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth
P.A. 3866    October 10, 2012

BOEING PROPRIETARY

dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.Insurance Certificates.
Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
3.NOTICE OF FLYAWAY CONFIGURATION.
Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
(i)the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)a complete ferry flight itinerary.
4.DELIVERY ACTIONS BY BOEING.
1.1Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
1.2Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
1.3Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
1.4Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being
P.A. 3866    October 10, 2012

BOEING PROPRIETARY

delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[ * * * ]
1.5Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
1.6Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.
1.7Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.DELIVERY ACTIONS BY CUSTOMER.
1.4Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.
1.5Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
1.6Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
1.7TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
1.8Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

P.A. 3866    October 10, 2012

BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit AE1
to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012
Supplemental Ex. AE1     Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES

[ * * * ]

P.A. 3866    October 10, 2012
Supplemental Ex. AE1     Page 2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012
Supplemental Ex. BFE1     Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODELS 737-8 and 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[ * * * ]

Galley Inserts	[ * * * ]

Seats (passenger)	[ * * * ]

Overhead & Audio System	[ * * * ]

In-Seat Video System	[ * * * ]

Miscellaneous Emergency Equipment	[ * * * ]

Cargo Handling Systems* (Single Aisle Programs only)	[ * * * ]

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

**Actual Supplier Selection dates will be provided when monthly delivery positions are available to customer.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) calendar days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).
2.On-dock Dates and Other Information.
On or before nine months prior to each Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC)). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

P.A. 3866    October 10, 2012
Supplemental Ex. BFE1     Page 2
BOEING PROPRIETARY

[ * * * ]

3.Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. 3866    October 10, 2012
Supplemental Ex. BFE1     Page 3
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit CS1
to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012
Supplemental Ex. CS1    Page 1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODELS 737-8 and 737-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.
The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.
1.Maintenance Training.
1.8Mechanical/Power Plant Course; [ * * * ];
1.9Electrical Systems Course; [ * * * ];
1.10Avionics Systems Course; [ * * * ];
1.11Aircraft Rigging Course; [ * * * ];
1.12Advanced Composite Repair Course; [ * * * ].
1.13Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.
2.Flight Training.
1.9Boeing will provide one classroom course to acquaint up to [ * * * ] with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.
1.10Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.
3.Planning Assistance.
1.1Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
1.1.1Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
1.1.2ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

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Supplemental Ex. CS1    Page 2
BOEING PROPRIETARY

1.1.3GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
1.1.4Maintenance Engineering Evaluation. Upon request, Boeing will provide [ * * * ] to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
1.11Spares.
(i)Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.
(ii)Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.
(iii)Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.
(iv)Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.
4.Technical Data and Documents.
The following will be provided in mutually agreed formats and quantities:
1.14Flight Operations.

Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual
Dispatch Deviation Procedures Guide
Flight Crew Training Manual Flight Planning and Performance Manual
Performance Engineer's Manual
Fault Reporting Manual
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III
1.15Maintenance.

P.A. 3866    October 10, 2012
Supplemental Ex. CS1    Page 3
BOEING PROPRIETARY

Aircraft Maintenance Manual
Wiring Diagram Manual
Systems Schematics Manual
Fault Isolation Manual
Structural Repair Manual
Overhaul/Component Maintenance Manual
Standard Overhaul Practices Manual
Standard Wiring Practices Manual
Non-Destructive Test Manual
Service Bulletins and Index
Corrosion Prevention Manual
Fuel Measuring Stick Calibration Document
Power Plant Buildup Manual
Combined Index
Significant Service Item Summary
All Operators Letters
Structural Item Interim Advisory and Index
Service Letters and Index
Maintenance Tips
Production Management Data Base (PMDB)
Electrical Connectors Options Document
1.16Maintenance Planning.

Maintenance Planning Data Document
Maintenance Task Cards and Index
Maintenance Inspection Intervals Report
1.17Spares.

Illustrated Parts Catalog
Standards Books
1.18Facilities and Equipment Planning.

P.A. 3866    October 10, 2012
Supplemental Ex. CS1    Page 4
BOEING PROPRIETARY

Facilities and Equipment Planning Document
Special Tool & Ground Handling Equipment Drawings & Index
Supplementary Tooling Documentation
Illustrated Tool and Equipment Manual
Aircraft Recovery Document
Airplane Characteristics for Airport Planning Document
Aircraft Rescue and Firefighting Document
Engine Handling Document
Configuration, Maintenance and Procedures for ETOPS
ETOPS Guide Vols. I & II
1.19Supplier Technical Data.

Service Bulletins
Ground Support Equipment Data
Provisioning Information
Component Maintenance/Overhaul Manuals and Index
Publications Index
Product Support Supplier Directory

1.20Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports
5.Aircraft Information.
5.1    Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.
5.2    License Grant.    To the extent Customer has or obtains rights to Aircraft Information and is not bound by a contractual confidentiality provision or other considerations relating to the disclosure of particular Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing

P.A. 3866    October 10, 2012
Supplemental Ex. CS1    Page 5
BOEING PROPRIETARY

provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).
For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.
5.3    Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

P.A. 3866    October 10, 2012
Supplemental Ex. CS1    Page 6
BOEING PROPRIETARY

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit EE1
to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012
Supplemental Ex. EE1    Page 1
BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODELS 737-8 and 737-9 AIRCRAFT

[ * * * ]

P.A. 3866    October 10, 2012
Supplemental Ex. EE1    Page 2
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.

Supplemental Exhibit SLP1
to Purchase Agreement Number 3866

P.A. 3866    October 10, 2012
Supplemental Ex. SLP1    Page 1
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODELS 737-8 and 737-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3866.
1.Wing.
(i)Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii)Wing spar webs, chords and stiffeners.
(iii)Inspar wing ribs.
(iv)Inspar splice plates and fittings.
(v)Main landing gear support structure.
(vi)Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii)Wing-to-body structural attachments.
(viii)Engine strut support fittings attached directly to wing primary structure.
(ix)Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.
(x)Trailing edge flap tracks and carriages.
(xi)Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
2.Body.
(xii)External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(xiii)Window and windshield structure but excluding the windows and windshields.
(xiv)Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.
(xv)Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

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(xvi)Main gear wheel well structure including pressure deck and landing gear beam support structure.
(xvii)Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.
(xviii)Forward and aft pressure bulkheads.
(xix)Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.
(xx)Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(xxi)Support structure in the body for the stabilizer pivot and stabilizer screw.
3.Vertical Stabilizer.
(xxii)External skins between front and rear spars.
(xxiii)Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.
(xxiv)Inspar ribs.
(xxv)Rudder hinges and supporting ribs, excluding bearings.
(xxvi)Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.
(xxvii)Rudder internal, fixed attachment and actuator support structure.
4.Horizontal Stabilizer.
(xxviii)External skins between front and rear spars.
(xxix)Front and rear spar chords, webs and stiffeners.
(xxx)Inspar ribs.
(xxxi)Stabilizer center section including hinge and screw support structure.
(xxxii)Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.
(xxxiii)Elevator internal, fixed attachment and actuator support structure.
5.Engine Strut.
(xxxiv)Strut external surface skin and doublers and stiffeners.
(xxxv)Internal strut chords, frames and bulkheads.
(xxxvi)Strut to wing fittings and diagonal brace.
(xxxvii)Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.
6.Main Landing Gear.
(xxxviii)Outer cylinder.

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(xxxix)Inner cylinder, including axles.
(xl)Upper and lower side struts, including spindles, universals and reaction links.
(xli)Drag strut.
(xlii)Orifice support tube.
(xliii)Downlock links including spindles and universals.
(xliv)Torsion links.
(xlv)Bell crank.
(xlvi)Trunnion link.
(xlvii)Actuator beam, support link and beam arm.
7.Nose Landing Gear.
(xlviii)Outer cylinder.
(xlix)Inner cylinder, including axles.
(l)Orifice support tube.
(li)Upper and lower drag strut, including lock links.
(lii)Steering plates and steering collars.
(liii)Torsion links.
NOTE:    The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ASA-PA-3866-LA-09433

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Open Matters

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737MAX program develops as follows:
1.Aircraft Delivery Schedule.
1.1The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in three month delivery windows (Three Month Delivery Window) consisting of a nominal delivery month (Nominal Delivery Month) plus and minus one month. No later than twenty-four (24) months prior to the Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice with a revised Table 1 of the scheduled delivery month for each Aircraft with a Nominal Delivery Month in such calendar year.
1.21Prior to providing such notice described in Article 1.1, Boeing will consider and make reasonable efforts to accommodate Customer requests regarding Aircraft quantities in certain periods. Such notice provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the calculation of Escalation Adjustment. Such amended Table 1 may revise or change the Advance Payment Base Price for the Aircraft.
2.Aircraft Configuration.
2.1    The initial configuration of Customer's Aircraft has been defined by Boeing Models 737-8 and 737-9 basic specification as described in Article 1 and Exhibits A-1 and A-2 of the Purchase Agreement (Initial Configuration). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:
2.1.1No later than twenty-four (24) months prior to the first Aircraft's scheduled delivery, Boeing and Customer will discuss potential optional features.
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(i)Within sixty (60) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.
2.1.2Customer will then have sixty (60) days to accept or reject the optional features.
(i)Within thirty (30) days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.1.2.1Changes applicable to the basic Models 737-8 and 737-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;
1.1.1Incorporation into Exhibits A-1 and A-2 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
2.1.2.2Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;
1.1.1Changes to the Optional Features Prices, Aircraft Basic Price, and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and
2.1.2.3Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes..
3.Customer Support Variables.
3.1The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post delivery support package for the 737MAX and will provide this revised package to Customer no later than twenty-four (24) months prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate an overall Boeing post delivery support package for the introduction of the 737MAX to Customer’s fleet that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.
3.2    Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.
4.Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the 737MAX program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
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4.1Software. Additional provisions relating to software and software loading.
1.1Seller Purchased Equipment (SPE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
4.2Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer
ASA-PA-3866-LA-09433    October 10, 2012
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09434

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Seller Purchased Equipment

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    General
Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.
2.    Customer Responsibilities.
2.1    Supplier Selection. Customer will select SPE suppliers from a list provided by Boeing for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects a seat, galley or galley insert supplier that is not on the Boeing offerable supplier list, such seat, galley or galley insert will, subject to Boeing approval, become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.
2.2    Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within ten (10) days of the selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers that address the following additional provisions within thirty (30) days of the ITCM or as otherwise identified by Boeing:
(i)for emergency/miscellaneous equipment, providing standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer as a direct pass through to Customer at time of Aircraft delivery; and
(i)for seats, galleys, galley inserts, and in-flight entertainment and cabin communications systems (IFE/CCS), providing pricing that was negotiated directly with the suppliers, product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall

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provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.
2.1Configuration Requirements. Customer is responsible for selecting equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment. Customer will meet with Boeing and the selected SPE suppliers in the ITCM and any other scheduled meetings in order to:
(ii)for emergency/miscellaneous equipment, provide to Boeing the selected part specification/Customer requirements;
(i)for IFE/CCS, participate with Boeing in meetings with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;
(iii)for galleys, provide to Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.
(iv)    for seats, provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to seat supplier selection dates in Attachment A.
3.Boeing Responsibilities.
3.1    Supplier Selection (for seats and galleys only)
3.1.1    Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in paragraph  2.1 above.
1.1.1Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.
1.1.1Bidders Summary. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier for the galleys and seats. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.
3.2    Additional Boeing responsibilities:
(iv)placing and managing the purchase orders with the suppliers;
(ii)coordinating with the suppliers on technical issues;

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(v)for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;
(i)for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;
(vi)ensuring that the delivered SPE complies with the part specification;
(iii)obtaining certification of the Aircraft with the SPE installed;
(vii)for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.
4.IFE/CCS Software.
IFE/CCS may contain software of the following two types:
4.3Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.
1.22Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.
4.1.1Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.
(i)The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.
4.1.2Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.
(ii)Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.
5.Price.

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5.1Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.
1.1Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges, if applicable.

6    Changes.
After Customer’s entry into agreements with suppliers pursuant to paragraph 2.2, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of supplier agreements shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.
7    Proprietary Rights.
Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.
8    Remedies.
8.1    If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming SPE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:
8.1.1    revise the schedule delivery month of the Aircraft to accommodate the delay in delivery of the conforming SPE and base the calculation of the Escalation Adjustment on such revised delivery month;
8.1.2    deliver the Aircraft without installing the SPE;
8.1.3    substitute a comparable part and invoice Customer for the cost if the Aircraft cannot be delivered without installing the SPE; and
8.1.4    increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance, including but not limited to, disruption costs associated with out of sequence work by Boeing, any charges due to a supplier’s failure to perform in accordance with an SPE program milestones as established by Boeing and agreed to by the supplier and particularly with respect to late delivery of such SPE.
8.2    Additionally, if delivery of SPE seats does not support the delivery of the Aircraft in its scheduled delivery month, Customer agrees that:
8.2.1    Boeing may elect to deliver the Aircraft and Customer will accept delivery of the Aircraft in the scheduled delivery month in a zero occupancy configuration:

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        8.2.1.1 if Boeing elects to deliver in a zero occupancy configuration, Boeing will provide Customer with a retrofit offer, including price and schedule, for a service bulletin and remote certification in support of the post delivery installation of the seats; and
8.2.2    Boeing may charge Customer for Boeing's additional costs attributable to, but not limited to, disruption costs associated with out of sequence work by Boeing and any charges due to late delivery of such seats.
9    Title and Risk of Loss.
Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.
10.Customer's Indemnification of Boeing.
Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.
11.Definition.
For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

Attachment

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Attachment A
12.Supplier Selection.
Customer will:
1.2Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	[ * * * ]

Galley Inserts	[ * * * ]

Seats (passenger)	[ * * * ]

Overhead & Audio System	[ * * * ]

In-Seat Video System	[ * * * ]

Miscellaneous Emergency Equipment	[ * * * ]

Cargo Handling Systems* (Single Aisle Programs only)	[ * * * ]

*For a new certification, Customer will need to provide Supplier Selections two (2) months earlier than stated above.
**Actual Supplier Selection dates will be provided when monthly delivery positions are available to customer.

ASA-PA-3866-LA-09434 – Attachment A    October 10, 2012
Seller Purchased Equipment    Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ASA-PA-3866-LA-09435

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Spare Parts Initial Provisioning

Reference:    a)     Purchase Agreement No3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airline, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)

    b)     Customer Services General Terms Agreement No. 90-2 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.
In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.
1.Definitions.
1.2Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.
1.3Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), engines and engine parts.
1.4Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.
2.Phased Provisioning.
2.2Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.
2.3Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish

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phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide.
2.4Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.
2.5Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.
3.Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.
3.1Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.
3.2Prices of Initial Provisioning Spare Parts.
3.2.1Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.
3.2.2Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be [ * * * ] of the supplier's list price for such items.
3.1QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

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4.Delivery.
For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.
5.Substitution for Obsolete Spare Parts.
5.2Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.
5.3Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.
6.Repurchase of Provisioning Items.
6.1Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft , and ending five (5) years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.
6.2Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's

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modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.
6.3Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.
6.4Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.
6.5Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's [ * * * ] handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.
6.6Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.
7.Title and Risk of Loss.
Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.
8.Termination for Excusable Delay.
In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts

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BOEING PROPRIETARY

or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09435    October 10, 2012
Spare Parts Initial Provisioning    Page 5

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09436

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Demonstration Flight Waiver

Reference:    Purchase Agreement No. PA-3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

Aircraft Model	Total Fuel Entitlement (U.S. Gallons)
737	[ * * * ]

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.
Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.
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To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09436    October 10, 2012
Demonstration Flight Waiver    Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09437

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    AGTA Matters

Reference:    a)    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
b)    Aircraft General Terms Agreement No. AGTA-ASA (the AGTA) between Boeing and Customer dated June 15, 2005
    b)    Letter Agreement 6-1162-MSA-591(AGTA Terms Revisions Letter Agreement) between Boeing and Customer dated June 15, 2005
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, the AGTA and the AGTA Terms Revisions Letter Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as the Purchase Agreement.
1.AGTA Basic Articles.
1.1.1Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)
1.1.2Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).
1.1.3Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.
2.Appendices to the AGTA.
2.6Appendix I “SAMPLE Insurance Certificate”, under “Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates
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BOEING PROPRIETARY

as applicable)” the following are added: (a) the 737-900ER in the amount of [ * * * ] and (b) the 737-7/8/9 in the amount of [ * * * ].
3.Exhibit C to the AGTA, “Product Assurance Document”.
3.1    Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows: “for Boeing aircraft models 777F, 777-200, -300, 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 787 or new aircraft models designed and manufactured with similar, new technology the warranty period ends forty-eight (48) months after Delivery.”

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09437        October 10, 2012
AGTA Matters        Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ASA-PA-3866-LA-09438

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Promotional Support – 737-8 and 737-9

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
1.Definitions.
1.5Commitment Limit shall have the meaning set forth in Article 2, below.
1.6Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.
1.7Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.
1.8Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.
1.9Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.Commitment Limit.
As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value of [ * * * ] for the first Covered Aircraft delivered to Customer and [ * * * ] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter.
3.Methods of Performance.
3.1Subject to the Commitment Limit, Boeing will reimburse [ * * * ] of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing

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copies of paid invoices for such Qualifying Third Party Fees no later than twenty-four (24) months after the delivery of the first Covered Aircraft.
3.2Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.
3.3In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.
4.Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09438    October 10, 2012
Promotional Support    Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09439

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Special Matters – Models 737-8 and 737-9

Reference:    1)     Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively the Aircraft)

    2)    Letter Agreement ASA-PA-3866-LA-09441 entitled “Aircraft Model Substitution” (Substitute Aircraft Letter Agreement)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Credit Memoranda.
1.10[ * * * ] Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a [ * * * ] Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of [ * * * ].
1.11[ * * * ] Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a [ * * * ] Credit Memorandum in an amount determined by multiplying the Airframe Price by a factor of [ * * * ].
[ * * * ]
[ * * * ]

2.Escalation of Credit Memoranda.
Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.7 are in [ * * * ] set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).
3.[ * * * ] Customer’s purchase of the Aircraft [ * * * ], upon execution of Purchase Agreement for the Aircraft. [ * * * ]
4.Substitute Aircraft.
4.1737-8 Substitute Aircraft. Pursuant to the Substitute Aircraft Letter Agreement, Customer may substitute the purchase of 737-8 aircraft in place of 737-9 Aircraft (737-8 Substitute Aircraft). [ * * * ].
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4.2737-9 Substitute Aircraft. Pursuant to the Substitute Aircraft Letter Agreement, Customer may substitute the purchase of 737-9 aircraft in place of 737-8 Aircraft (737-9 Substitute Aircraft). [ * * * ].
5.[ * * * ].

6.Assignment.
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are [ * * * ] and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09439    October 10, 2012
Special Matters – Models 737-8 and 737-9                     Page 2

BOEING PROPRIETARY

Attachment A-1 To
Letter Agreement No. ASA-PA-3866-LA-09440
Option Aircraft Delivery, Description, Price and Advance Payments

[ * * * ]
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BOEING PROPRIETARY

Attachment A-2 To
Letter Agreement No. ASA-PA-3866-LA-09440
Option Aircraft Delivery, Description, Price and Advance Payments

[ * * * ]

ASA-PA-3866-LA-09439    October 10, 2012
Special Matters – Models 737-8 and 737-9                     Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09440

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [ * * * ] Aircraft

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to [ * * * ].
Subject to the terms and conditions contained in this Letter Agreement, [ * * * ] to the Purchase Agreement as of the date of execution of this Letter Agreement, [ * * * ].
2.Delivery.
The number of aircraft and delivery months are listed in the Attachments to this Letter Agreement. The schedule delivery position of each [ * * * ] listed in the Attachments provide the delivery schedule in three month delivery windows consisting of a nominal delivery month (Nominal Delivery Month) plus and minus one month. [ * * * ], Boeing will provide written notice with revised Attachments of the scheduled delivery month (Scheduled Delivery Month) for each [ * * * ] that has a Nominal Delivery Month in such calendar year.
3.Configuration.
3.3Subject to the provisions of Article 3.2, below, the configuration for the [ * * * ] will be the Detail Specification for models [ * * * ] at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between [ * * * ] (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.4Boeing reserves the right to configure the [ * * * ] starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.
4.Price.
4.3The Airframe Price that will be identified in the Definitive Agreement for the [ * * * ] will equal the sum of [ * * * ] between the date of execution of the Purchase Agreement for the Aircraft and the date of execution of the Definitive Agreement for the Option Aircraft.
4.4The Optional Features Price for each of the [ * * * ] shall be determined in accordance with the provisions of the Definitive Agreement for the [ * * * ] using Boeing’s [ * * * ] as of the date of execution of the Definitive Agreement.
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4.5The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the [ * * * ] shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.
4.6The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
5.Payment.
5.1Customer will pay a [ * * * ], on the date of execution of this Letter Agreement. If Customer [ * * * ]. If Customer does not [ * * * ].
5.2At Definitive Agreement for the [ * * * ], advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the [ * * * ].

6.Option Exercise.
6.7Customer may [ * * * ] by giving written notice to Boeing on or before the date [ * * * ] months prior to the earlier of the first day of either the Nominal Delivery Month or the Scheduled Delivery Month listed in the Attachments [ * * * ].
6.8If Boeing must [ * * * ], Boeing may [ * * * ] subject to Customer's agreement. If Boeing and Customer fail to agree to a revised [ * * * ], if any, received by Boeing with respect to the [ * * * ].
7.Definitive Agreement.
Following Customer’s [ * * * ] the parties will sign a definitive agreement for the purchase of such [ * * * ] (Definitive Agreement) within [ * * * ] calendar days of such [ * * * ]. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within [ * * * ] following [ * * * ], either party [ * * * ] by giving written notice to the other within [ * * * ]. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the [ * * * ].
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ASA-PA-3866-LA-09440    October 10, 2012
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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Lanine Lange

Its	VP/Finance & Treasurer

Attachments

ASA-PA-3866-LA-09440    October 10, 2012
[ * * * ] Aircraft    Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09441

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Aircraft Model Substitution

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer may substitute the purchase of Boeing Model 737-8 aircraft (737-8 Substitute Aircraft) in place of 737-9 Aircraft and the purchase of Boeing Model 737-9 aircraft (737-9 Substitute Aircraft) in place of 737-8 Aircraft (collectively referred to as “Substitute Aircraft”), with the scheduled month of delivery twenty-four (24) months after delivery of the first 737-8 aircraft, subject to the following terms and conditions:

1.Customer’s Written Notice.
Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,
(i)no later than the first day of the month that is [ * * * ] prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;
(i)no later than the first day of the month that is [ * * * ] prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer; and
(iii)    any substitution into a Boeing Model 737-8 or 737-9 may not later be substituted to any other Boeing Model aircraft.
2.Boeing’s Production Capability.
2.7Customer’s substitution right is conditioned upon Boeing having production capability, taking into account commitments to other customers, for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent

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indicating whether or not Boeing’s production capability will support the scheduled delivery month.
2.8If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty (30) days of such offer.
2.9All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.
3.Auxiliary Fuel Tanks (for 737-9 Substitute Aircraft).
The right to substitute Model 737-9 aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks, because such installation may delay delivery of the Aircraft up to three months.
4.Definitive Agreement.
Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.
5.Price and Advance Payments.
5.3The Airframe Price and Optional Features Price, will be adjusted to Boeing’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft [ * * * ] aircraft calculated between the date of execution of the Purchase Agreement for the Aircraft and the date of execution of the definitive purchase agreement for the Substitute Aircraft. The resulting Airframe Price and Optional Features Prices for the Substitute Aircraft will escalate in accordance with Supplemental Exhibit AE1. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.
5.4If the APBP for any Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the Substitute Aircraft. If the APBP of the Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. [ * * * ]
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
7.Confidential Treatment.

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BOEING PROPRIETARY

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09441    October 10, 2012
Aircraft Model Substitution    Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09442

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Right to [ * * * ]

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to [ * * * ].
Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to [ * * * ] Boeing Models 737-8 and/or 737-9 aircraft as [ * * * ].
2.Delivery.
The [ * * * ] are offered subject to available position for delivery during the period [ * * * ] through [ * * * ] (Delivery Period).
3.Configuration.
3.4Subject to the provisions of Article 3.2, below, the configuration for the [ * * * ] will be the Detail Specification for Models 737-8 and/or 737-9 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.5Boeing reserves the right to configure [ * * * ] starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1
4.Price.
4.1The Airframe Price, Optional Features Prices, and Aircraft Basic Price for the [ * * * ] will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s [ * * * ] as of the date of execution of the Definitive Agreement except the Airframe Price that will be identified in the definitive purchase agreement for the [ * * * ] will equal the sum of [ * * * ] between the date of execution of the Purchase Agreement for the Aircraft and the date of execution of the definitive purchase agreement for the [ * * * ].
4.2The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the [ * * * ] will be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.
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BOEING PROPRIETARY

5.Payment.
At Definitive Agreement, advance payments will be payable as set forth in Table 1 of the Purchase Agreement. The remainder of the Aircraft Price for each [ * * * ] will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
6.Notice of [ * * * ] and Payment of Deposit.
6.9Customer [ * * * ] by giving written notice to Boeing on or before the first day of the month [ * * * ] prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period [ * * * ]. Such [ * * * ] shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for models 737-8 and 737-9 aircraft (Deposit) for each [ * * * ] subject to the [ * * * ]. The Deposit will be applied against the first advance payment due for each such [ * * * ].

[ * * * ]

At the time of its receipt of each [ * * * ] and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2    If Boeing must make production decisions which would affect the delivery of any or all [ * * * ] during the Delivery Period, Boeing shall provide written notification to Customer and the Delivery Period shall be adjusted accordingly. If the new Delivery Period begins twenty-four (24) months or less from the date of Boeing’s notification, Customer shall have thirty (30) days from the date of Boeing’s notification in which to submit its [ * * * ] and Deposit for any eligible delivery month(s) that is twenty-four (24) months or less from Boeing’s notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.
7.Definitive Agreement.
7.1Following Customer’s exercise of a [ * * * ] in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such [ * * * ] (Definitive Agreement) within thirty (30) calendar days of such exercise [ * * * ]. The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.
8.General Expiration of Rights.
8.1Each [ * * * ] shall expire at the time of execution of the Definitive Agreement for the applicable [ * * * ], or, if no such Definitive Agreement is executed, on [ * * * ].
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

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consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09442    October 10, 2012
Right to [ * * * ]    Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09443

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    Agreement for [ * * * ]

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The efficiency from [ * * * ] of the Boeing Model 737-8 aircraft and 737-9 aircraft (737MAX Aircraft) over similarly-sized aircraft is a significant factor in determining the 737MAX Aircraft values. [ * * * ].
Notwithstanding the [ * * * ], Boeing and Customer agree that the price of each respective Aircraft is based [ * * * ] compared to the [ * * * ] contained in Section 2 of Attachments A1 and A2 [ * * * ]. Boeing will use the method described below [ * * * ] to determine the actual [ * * * ] of the Aircraft. In the event that the [ * * * ], the terms of this Letter Agreement [ * * * ].
1.[ * * * ].
[ * * * ] will be rounded to the nearest one thousandth. [ * * * ].
2.Rights and Obligations in the Event of a [ * * * ] Greater Than Zero.
2.10Aircraft Delivery. In the event of a [ * * * ] greater than zero for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable [ * * * ] set forth in paragraph 2.2. Customer cannot refuse to accept delivery of such Aircraft [ * * * ].
2.11[ * * * ] the same factor as the airframe for the applicable Aircraft.
2.2.1[ * * * ]. [ * * * ] pursuant to this paragraph 2.2 will be [ * * * ] issued by Boeing and/or the engine manufacturer, provided that [ * * * ]. [ * * * ] will be made pursuant to this paragraph 2.2 for any Aircraft not delivered to, or operated by, Customer.
2.2.2If [ * * * ], then Boeing and Customer will enter into a good faith discussions. [ * * * ].
3.Duplication of Benefits.
Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying the stated Committed Block Fuel Improvement, or any

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performance metric that otherwise impacts fuel burn. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee.
4.[ * * * ].
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09443    October 10, 2012
Agreement for [ * * * ]    Page 2

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Attachment A1 to ASA-PA-3866-LA-09433

[ * * * ]

ASA-PA-3866-LA-09443    October 10, 2012
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Attachment A2 to ASA-PA-3866-LA-09433

[ * * * ]

ASA-PA-3866-LA-09443    October 10, 2012
Agreement for [ * * * ]    Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09444

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:    [ * * * ] – Non-Excusable Delay

Reference:    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Definition of Terms:
Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.
[ * * * ]

Within thirty (30) days of receipt of written notice from Boeing that delivery of an Aircraft will be [ * * * ].
If neither Party terminates the Purchase Agreement as to such Aircraft within the applicable thirty (30) day period the Purchase Agreement will remain in effect for that Aircraft.
[ * * * ]

8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
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Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09444    October 10, 2012
Liquidated Damages – Non-Excusable Delay    Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09445

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:        Special Matters – [ * * * ]

Reference:    a)    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)

    b)    Letter Agreement ASA-PA-3866-LA-09440 entitled [ * * * ] of Models 737-8 aircraft [ * * * ] and 737-9 aircraft [ * * * ]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    Pursuant to the [ * * * ] Letter Agreement, Customer may [ * * * ]. [ * * * ]:
1.[ * * * ].
1.12[ * * * ]. At the time of delivery of [ * * * ].
1.13[ * * * ]. At the time of delivery of [ * * * ].
1.14[ * * * ]. At the time of delivery of [ * * * ].
1.15[ * * * ]. At the time of delivery of [ * * * ].
1.16[ * * * ]. At the time of delivery of [ * * * ].
1.17[ * * * ]. At the time of delivery of [ * * * ].
1.18[ * * * ]. At the time of delivery of [ * * * ].
2.[ * * * ].
Unless otherwise noted, the [ * * * ] stated in Paragraphs 1.1 through 1.7 [ * * * ] pursuant to the terms set forth in Article [ * * * ] of the AGTA. [ * * * ].
3.Assignment.
Unless otherwise noted herein, the [ * * * ] described in this Letter Agreement are [ * * * ] in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who
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understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09445    October 10, 2012
Special Matters – [ * * * ] Aircraft    Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
ASA-PA-3866-LA-09446

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900

Subject:        Special Matters – [ * * * ]

Reference:    a)    Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 aircraft and 737-9 aircraft (Aircraft)

    b)    Letter Agreement ASA-PA-3866-LA-09442 entitled [ * * * ]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    Pursuant to the [ * * * ] Letter Agreement, Customer has the [ * * * ]. In addition to the terms set forth in the [ * * * ] Letter Agreement, Boeing will provide the following business considerations:
1.[ * * * ].
1.23[ * * * ]. At the time of delivery of [ * * * ].
1.24[ * * * ]. At the time of delivery of [ * * * ].
1.25[ * * * ]. At the time of delivery of [ * * * ].
1.26[ * * * ]. At the time of delivery of [ * * * ].
1.27[ * * * ]. At the time of delivery of [ * * * ].
1.28[ * * * ]. At the time of delivery of [ * * * ].
1.29[ * * * ]. At the time of delivery of [ * * * ].
2.[ * * * ].
Unless otherwise noted, the [ * * * ] stated in Paragraphs 1.1 through 1.7 [ * * * ] pursuant to the terms set forth in [ * * * ] of the AGTA. [ * * * ].
3.Assignment.
Unless otherwise noted herein, [ * * * ]described in this Letter Agreement are [ * * * ] in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who
ASA-PA-3866-LA-09446    October 10, 2012
Special Matters – [ * * * ]    Page 1
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understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Lanine Lange

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	October 10, 2012

ALASKA AIRLINES, INC.

By	/s/ Mark Eliasen

Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09446    October 10, 2012
Special Matters – [ * * * ] Aircraft    Page 2
BOEING PROPRIETARY

ASA-PA-3866-LA-09447

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900
Subject:    [ * * * ] Matters
Reference:    Purchase Agreement No. PA-03866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has communicated to Boeing that a factor in its [ * * * ]. Boeing understands Customer’s desire to pursue airplane operations of twin-engine aircraft [ * * * ] Operational Standards similar to United States of America Federal Aviation Administration (FAA) 14 CFR 121 Operating Rules applicable at the time of Aircraft delivery [ * * * ].
The design goal of the Boeing Models 737-8 and 737-9 aircraft (737MAX) is to [ * * * ].
Boeing is committed to working diligently with the FAA and Customer in support of [ * * * ].
1.[ * * * ] Commitment.
    Pursuant to this Letter Agreement, Boeing commits to [ * * * ] of each of the respective 737-8 and 737-9 model aircraft.
2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidentiality Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
ASA-PA-3866-LA-09446    October 10, 2012
Special Matters – [ * * * ] Aircraft    Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Lanine Lange
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	October 10, 2012
ALASKA AIRLINES, INC.
By	/s/ Mark Eliasen
Its	VP/Finance & Treasurer

ASA-PA-3866-LA-09446    October 10, 2012
Special Matters – [ * * * ] Aircraft    Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ASA-PA-3866-LA-09447

Alaska Airlines, Inc.
PO Box 68900
Seattle, WA 98168-0900
Subject:    [ * * * ] Matters
Reference:    Purchase Agreement No. PA-03866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has communicated to Boeing that a factor in its [ * * * ]. Boeing understands Customer’s desire to pursue airplane operations of twin-engine aircraft [ * * * ] Operational Standards similar to United States of America Federal Aviation Administration (FAA) 14 CFR 121 Operating Rules applicable at the time of Aircraft delivery [ * * * ].
The design goal of the Boeing Models 737-8 and 737-9 aircraft (737MAX) is to [ * * * ].
Boeing is committed to working diligently with the FAA and Customer in support of [ * * * ].
1.[ * * * ] Commitment.
    Pursuant to this Letter Agreement, Boeing commits to [ * * * ] of each of the respective 737-8 and 737-9 model aircraft.
2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidentiality Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
ASA-PA-03866-LA-09447
[ * * * ]    Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Lanine Lange
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	October 10, 2012
ALASKA AIRLINES, INC.
By	/s/ Mark Eliasen
Its	VP/Finance & Treasurer

ASA-PA-03866-LA-09447
[ * * * ]    Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

October 10, 2012

6-1162-LLL-0021

Alaska Airlines, Inc.
P.O. Box 68900
Seattle, WA 98168-0900

Subject:    Proposal Related to [ * * * ]

References:    a)    Proposal No. ASA-PBO-1208304R2 dated August 17, 2012 and Proposal No. ASA-PBO-1208417R2 dated August 31, 2012 (collectively referred to as “Aircraft Proposals”)

In consideration of Customer’s purchase of the aircraft as offered by the Aircraft Proposals, The Boeing Company (Boeing) is pleased to offer to Alaska Airlines, Inc. (Customer) [ * * * ]. Boeing will provide proposals for the [ * * * ] to Customer following execution of the definitive agreements for the aircraft as offered by the Aircraft Proposals which will provide the detailed product descriptions and terms and conditions [ * * * ]. In addition to the terms and conditions set forth in the [ * * * ], Boeing is pleased to offer the terms and conditions described herein.
All capitalized terms which are not otherwise defined herein shall have the definitions specified in Customer Services General Terms Agreement No. 90-2 between Boeing and Customer dated April 30, 1997 (CSGTA).

1.    [ * * * ].
1.1    [ * * * ].
1.1.1    Boeing will offer [ * * * ] to Customer for [ * * * ] starting in[ * * * ] through [ * * * ].
1.1.2    The [ * * * ] will be applicable to certain [ * * * ] and Customer will accrue [ * * * ] term and the [ * * * ] will accrue based on achieving the [ * * * ] described in Attachment A.
1.1.3    Boeing will provide the [ * * * ] for each 737-8 aircraft and 737-9 aircraft (737MAX Aircraft) up to a [ * * * ]. [ * * * ].
1.2    Airplane Health Management.
1.1.1Boeing will offer Customer [ * * * ] for Customer’s 737-700, 737-800, 737-900 and 737-900ER aircraft (737NG Fleet) and the 737MAX Aircraft.
(i)[ * * * ] is conditioned on Customer’s aircraft being configured with an [ * * * ].
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BOEING PROPRIETARY

1.1.2The term for [ * * * ] for 737NG Fleet will be determined by mutual agreement of the parties and the term for 737MAX Aircraft will be for [ * * * ] starting on the date of Customer’s first 737MAX Aircraft delivery.
(i)Boeing offers Customer an [ * * * ] the 737NG Fleet. Such [ * * * ] will continue until the date of delivery of Customer’s first 737MAX Aircraft. Upon delivery of Customer’s first 737MAX Aircraft, such [ * * * ] of the [ * * * ] for the 737NG Fleet.
1.1.3Boeing offers Customer [ * * * ] for the 737MAX Aircraft [ * * * ] for the [ * * * ]. will be at 737NG Fleet list price.
2.Expiration of Offer.
This offer will expire in accordance with the dates set forth below.
1.19[ * * * ]. The proposal for the [ * * * ] will expire if Customer and Boeing do not enter into a definitive agreement for the [ * * * ] within [ * * * ] from the date of definitive agreement for the purchase of the aircraft offered in the Aircraft Proposals.
1.20[ * * * ]. The proposal for the [ * * * ] will expire if Customer and Boeing do not enter into a definitive agreement for [ * * * ] from the date of definitive agreement for the purchase of the aircraft in the Aircraft Proposals.

3.Assignment.
The offer set forth in this letter is provided to Customer for the benefit of Customer and is not assignable, in whole or in part, without the prior written consent of Boeing.
4.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. By receiving this letter, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to this letter and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind any business concessions that are the subject of the unauthorized disclosure by Customer.
We would be pleased to discuss any questions you might have or provide any additional information you may require concerning this letter.

6-1162-LLL-0021    Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

/s/ Lanine Lange
Lanine L. Lange

Aircraft Contracts
Boeing Commercial Airplanes

Attachment

6-1162-LLL-0021    Page 3

BOEING PROPRIETARY

Attachment A to
Boeing Proposal 6-1162-LLL-0021
[ * * * ]

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